UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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 FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15 (d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) January 31, 2022
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FMC CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	1-2376		94-0479804
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)

2929 Walnut Street	Philadelphia	Pennsylvania	19104
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s telephone number, including area code: 215-299-6000
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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.10 per share	FMC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13 (a) of the Exchange Act.

☐

ITEM 5.04. TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT’S EMPLOYEE BENEFIT PLANS
FMC Corporation (the “Company”) maintains the FMC Corporation Savings and Investment Plan (the “Plan”). One of the
investment alternatives for participants in the Plan is the FMC Stock Fund, through which participants may invest a portion of their Plan account balance in FMC common stock. Effective March 1, 2017, the FMC Stock Fund was closed to new contributions and participants’ investment in the FMC Stock Fund was limited to no more than 20% of their total Plan account balance (subject to certain grandfathering rules).

A significant number of former employees (“Inactive Participants”) maintain Plan account balances with holdings in the FMC
Stock Fund that exceed 20% of their total account balance. In order to promote diversification and help reduce risk for such
Inactive Participants whose holdings in the FMC Stock Fund exceed 20% of their account balance as of March 4, 2022
(“Affected Participants”), the Plan administrator will liquidate a portion of the Affected Participant’s FMC Stock Fund holdings so as to reduce such holdings to not more than 20% of the Affected Participant’s total Plan account balance. The proceeds from such sale will be invested in the investment option designated by the Plan Administrator as the qualified default investment alternative. Affected Participants have the opportunity to reduce their FMC Stock Fund holdings in their Plan accounts to below the 20% cap before the deadline through voluntary self-directed transactions under the Plan.

As a result of the implementation of this risk reduction program, there will be a blackout period in which Affected Participants and their beneficiaries temporarily will be unable to obtain a loan or distribution or direct or diversify their Plan investments in the FMC Stock Fund under the Plan. This period of restriction is necessary in order to enable the Plan administrator to liquidate holdings in the FMC Stock Fund to not more than 20% of any Affected Participant’s total Plan balance. The blackout period will begin at 4:00 p.m. Eastern time on March 7, 2022 and is expected to end during the week of March 13, 2022 (the
“Blackout Period”).

On January 31, 2022, the Plan administrator distributed a notice to Inactive Participants and their beneficiaries (the “ERISA
Blackout Period Notice”) describing the Blackout Period restrictions, as required by Section 101(i)(2)(B) of the Employee
Retirement Income Security Act of 1974, as amended.

The foregoing description of the ERISA Blackout Period Notice does not purport to be complete and is qualified in its entirety by reference to the complete text of the ERISA Blackout Period Notice, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference. During the Blackout Period and for a period of two years after the ending date of the Blackout
Period, security holders or other interested persons may obtain, without charge, information about the actual beginning and ending dates of the Blackout Period and other information regarding the Blackout Period by contacting FMC’s Executive Vice
President, General Counsel and Secretary, by telephone at (215) 299-6000, or in writing at FMC Corporation, 2929 Walnut
Street, Philadelphia, Pennsylvania 19104.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits
99.1    Notice from the FMC Corporation Savings and Investment Plan

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FMC CORPORATION (Registrant)

By:	/s/ MICHAEL F. REILLY
Michael F. Reilly Executive Vice President, General Counsel, Chief Compliance Officer and Secretary
Date: January 31, 2022